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                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549

                               ____________

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                        Date of report July 5, 1996



                      STERILE CONCEPTS HOLDINGS, INC.
            (Exact Name of Registrant as Specified in Charter)



       Virginia                  1-13294                 54-1193603
(State or Other Jurisdiction    (Commission             (IRS Employer
      of Incorporation)         File Number)          Identification No.)



               5100 Commerce Road, Richmond, Virginia 23234
                 (Address of Principal Executive Offices)


                              (804) 275-0200
                      (Registrant's telephone number)

















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Item 5.   Other Events.

      The  Registrant  issued the press release on July 5,  1996  filed  as
Exhibit 99.1.



                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         STERILE CONCEPTS HOLDINGS, INC.



                         By:      /s/ D. Randolph Graham
                              D. Randolph Graham
                              Vice President - Administration and Chief
                                 Financial Officer
                              (On behalf of the registrant and as principal
                                 financial officer)


July 5, 1996